UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2739
                                   811-10179

Name of Fund:  Merrill Lynch Merrill Lynch Basic Value Fund, Inc.
               and Master Basic Value Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Merrill Lynch Basic Value Fund, Inc. and Master Basic Value Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 12/31/03

Item 1 - Report to Shareholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Basic Value Fund, Inc.


Semi-Annual Report
December 31, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. To be sure, 2003 came in like a lamb and went out like a lion. Or, some might suggest, the year started as a bear and ended as a bull.

Most notably, the U.S. stock market exceeded the expectations of even the optimistic investor, with the Standard & Poor's 500 Index and the Nasdaq posting respective 12-month returns of +28.68% and +50.01% as of December 31, 2003. Gross domestic product (GDP) growth, which started the year at 1.4% in the first quarter, grew a remarkable 8.2% in the third quarter--the fastest rate of growth in 20 years. GDP growth is expected to come in above 3% for the year.

Modest inflation and record low interest rates in 2003 also encouraged the American consumer who, after carrying the economy on its own for some time, finally was supported by a $350 billion tax cut, federal spending on the war effort and long-awaited capital expenditures by businesses. In addition, corporate earnings for 2003 finished the year up 16.9%. As we begin a new year, the events and efforts of 2003 leave us with a much stronger economy for 2004.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003



We are pleased to present to you the management team of


Merrill Lynch Basic Value Fund, Inc.


Senior Portfolio Managers Kevin Rendino and Bob Martorelli co-head the Merrill Lynch Basic Value team. Mr. Rendino joined Merrill Lynch Investment Managers (MLIM) in 1990. He received a bachelor's degree from Boston College. Mr. Martorelli joined MLIM in 1985. He received a bachelor's degree from Hofstra University and an MBA from Fordham University.

The investment team also includes Analysts Harry Radovich, Geri Gunn-Hertig, Carrie King and John Arege, Research Associate Michelle Smith and Product Specialist Scott Malatesta. Mr. Radovich earned a bachelor's degree and an MBA from St. John's University and is a CFA R charterholder. Ms. Gunn-Hertig has a bachelor's degree from Montclair State University and an MBA from Rutgers University.
Ms. King holds a bachelor's degree from Boston University and an MBA from New York University. Mr. Arege received a bachelor's degree from the Catholic University and a juris doctor degree from Touro Law School. He is a CFA charterholder. Ms. Smith earned a bachelor's degree from Rider University. Mr. Malatesta received a bachelor's decree from Mount St. Mary College and a master's degree from Fairleigh Dickinson University. The team has a combined 109 years of investment experience.


Kevin Rendino
Senior Portfolio Manager


Bob Martorelli
Senior Portfolio Manager



Table of Contents

A Letter From the President                                 2
A Discussion With Your Fund's Portfolio Managers            4
Performance Data                                            6
Fund Financial Statements                                   9
Fund Financial Highlights                                  12
Fund Notes to Financial Statements                         17
Master Schedule of Investments                             20
Master Financial Statements                                23
Master Financial Highlights                                26
Master Notes to Financial Statements                       27
Portfolio Information                                      30
Officers and Directors/Trustees                            31



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31 2003



A Discussion With Your Fund's Portfolio Managers


The Fund outperformed its benchmarks and its Lipper category average for the period, having benefited significantly from a strategically overweight position in technology stocks.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2003, Merrill Lynch Basic Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +19.86%, +19.41%, +19.37%, +20.01% and +19.70%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.) The Fund outperformed both the +15.14% return of the unmanaged Standard & Poor's 500 (S&P 500) Index and the +17.36% return of the S&P 500 Barra Value Index for the same period. Fund returns also exceeded the +15.66% average return of the Lipper Large Cap Value Funds category for the six-month period. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.)

Entering 2003, the Fund had a bias toward economic sensitivity. We were overweight in cyclicals, including industrials, materials and technology stocks. We also sought opportunities in portions of the consumer discretionary sector, with an emphasis on media. We found valuations to be most attractive in those areas of the market that were most likely to benefit from economic recovery.

In initiating this cyclical approach, our feeling was that the economy had suffered after the events of September 11, 2001 and well into the following year. Yet the economy grew in 2002 despite a myriad of scandals and misfortunes, including accounting irregularities, corporate governance issues and impending war in Iraq. If the economy could grow under these extreme conditions, we felt certain that growth would accelerate in 2003, and we positioned the portfolio accordingly. In doing so, the one concern we had revolved around the conflict in Iraq. When combat finally broke out and then ended relatively quickly, our concerns were allayed as the market embarked on a strong rally that continued virtually uninterrupted from March through December 2003.

During the six-month period, economic growth picked up steam, as was evident in the astounding 8.2% gross domestic product (GDP) growth in the third quarter. Many stocks that had been beaten down rebounded dramatically. The primary beneficiaries of this upturn were higher-beta, economically sensitive stocks, which dominated the equity market rally through year end. Our bias in these areas benefited Fund performance significantly.

The strong performance for the six-month period can be attributed primarily to our focus on technology. Coming into 2003, we had a significant overweighting in technology--15% of portfolio assets versus 7% for the S&P 500 Barra Value Index. The technology group appreciated 67% for the year. With 15% of our assets up 67%--and at a double weight compared to the competitive universe--the positive results are understandable. The same is true for the six months ended December 31, 2003. More than half of the Fund's outperformance came from technology. Specific holdings in technology that benefited performance in the past six months were Advanced Micro Devices, Inc., National Semiconductor Corporation, 3Com Corporation, Agilent Technologies, Inc., Motorola, Inc. and LSI Logic Corporation.

Also contributing to performance in the six-month period were stocks in the materials, industrials and consumer discretionary areas. China has grown dramatically this year, and as a large importer of materials, that has helped the sector immensely. Materials stocks that benefited Fund returns in the past six months were Phelps Dodge Corporation, Alcoa Inc. and Massey Energy Company. In industrials, Deere & Company, Thomas & Betts Corporation and Caterpillar Inc. contributed the most to relative returns. In consumer discretionary, Koninklijke (Royal) Philips Electronics NV and Viacom, Inc. were standouts.

In terms of areas that hurt performance during the six-month period, health care was the largest culprit, with Merck & Co., Inc., Shering-Plough Corporation and Bristol-Myers Squibb Company at the top of the list. These represent the large cap, stable growth stocks that really stumbled this year. Aside from poor business results from many companies in the sector, the underperformance of health care was partially due to market dynamics. Investors were clearly moving assets out of large, defensive areas into those that were benefiting from the economic recovery. Also detracting from Fund returns was the energy sector. Despite a favorable fourth quarter, returns in energy were negative for the six-month period. We believe this was primarily the result of an asset allocation decision by investors.
As money flowed into areas like technology, it flowed out of defensive groups such as energy. Curiously, this occurred despite the fact that commodity prices were at all-time highs. Energy stocks that underperformed included Diamond Offshore Drilling, Inc., Exxon Mobil Corporation, GlobalSantaFe Corporation and Royal Dutch Petroleum Company.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31 2003



What changes were made to the portfolio during the period?

Although we ended the year with a continued bias toward an up-market and economic sensitivity, that bias was not as strong as it was when we entered 2003. In the last six months, we began reducing the portfolio's beta somewhat, as we were finding more value in the defensive areas of the market. In keeping with our underlying investment strategy, we buy weakness and sell strength. It follows then that those economically sensitive stocks that performed so well would be trimmed from the portfolio as we look for next year's winners.

Along these lines, we reduced our positions in materials, industrials, financials and technology based on relative valuations and stocks meeting our price targets. While selling our strong performers, we began buying stocks in areas that have yet to outperform. This includes stocks in the energy and consumer staples areas, where we found a lot of value toward the end of the year. We also have been nibbling at health care in the last six months.

Positions initiated in the portfolio during the period include TransOcean Inc. in the energy sector, and ConAgra, Inc., Unilever NV, Coca-Cola Enterprises Inc. and Kraft Foods Inc. in consumer staples. We also added to our positions in Anadarko Petroleum Corporation (energy), Raytheon Company (aerospace and defense), Viacom, Inc. (media) and Baxter International Inc. (health care).

On the sell side, we liquidated our positions in Fox Entertainment Group, Inc., The Gap Inc., MetLife, Inc., Textron, Inc., Tribune Company and J.P. Morgan Chase & Co. All of these stocks performed well and reached our price target. Largest reductions during the period were Phelps Dodge Corporation, Deere & Company, National Semiconductor Corporation, Wachovia Corporation, Philips Electronics and American International Group, Inc.


How would you characterize the portfolio's position at the close of the period?

We maintain our confidence in a continuing economic recovery. The events and efforts of 2003 seem to have sufficiently set the stage for sustainable growth. The variables that could derail economic advancement at this point--terrorist activity or a dramatic change in China's growth and consumption--are virtually unanalyzable. Absent these types of unpredictable events, we believe that the market will continue to head upward this year and that the economy will continue to recover, although both at a slower pace than in 2003.

At the close of the period, the portfolio was overweight versus the S&P 500 Barra Value Index in consumer staples, energy, health care, information technology and materials. We had underweights in consumer discretionary, financials, industrials, telecommunication services and utilities. Our largest overweight remained in technology, where we still see some appreciation potential. Technology, in our opinion, remains a growth cyclical, and we think information technology budgets will increase in 2004. Our next-largest overweight was in energy. In our view, the underlying gas and oil supply problems in the United States and elsewhere have been masked by lack of demand due to soft economies. As economies continue to recover, so will industrial production; and as industrial production recovers, so will demand for energy. Energy prices remain high, and we have a collection of companies in the portfolio that are not priced for $30 per barrel for oil and $7 per thousand cubic feet for gas, where we are currently. These make the stock's valuations incredibly appealing to us. Consumers continue to wait for oil prices to go down, yet the stocks have not reflected the high commodity prices. We believe at some point they will, and have positioned the portfolio with that view in mind.

As always, we will continue our search for what we believe are very good companies that are temporarily underpriced as a result of negative investor sentiment or short-term circumstances, and that we believe have the potential to offer shareholders significant value over a three-year time horizon.


Kevin M. Rendino
Vice President and Co-Portfolio Manager


Robert J. Martorelli
Vice President and Co-Portfolio Manager


January 8, 2004



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31 2003



Performance Data (continued)

Recent Performance Results

                                                                                  10-Year/
                                              6-Month          12-Month       Since Inception
As of December 31, 2003                     Total Return     Total Return       Total Return
ML Basic Value Fund, Inc. Class A Shares*      +19.86%          +32.43%           +174.13%
ML Basic Value Fund, Inc. Class B Shares*      +19.41           +31.35            +162.38
ML Basic Value Fund, Inc. Class C Shares*      +19.37           +31.34            +155.07
ML Basic Value Fund, Inc. Class I Shares*      +20.01           +32.70            +190.55
ML Basic Value Fund, Inc. Class R Shares*      +19.70             --              + 28.36
S&P 500 Index**                                +15.14           +28.68     +185.63/+180.25/+24.60
S&P 500 Barra Value Index***                   +17.36           +31.79     +172.61/+171.63/+27.69

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's 10-year/since inception periods are 10 years for Class B &
Class I Shares, from 10/21/94 for Class A & Class C Shares and from
1/03/03 for Class R Shares, respectively.

**This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets
(mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.

***This unmanaged broad-based Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03, respectively.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31,2003



Performance Data (concluded)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/03                 +32.43%          +25.48%
Five Years Ended 12/31/03               + 4.46           + 3.34
Inception (10/21/94) through
12/31/03                                +11.59           +10.94

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/03                 +31.35%          +27.35%
Five Years Ended 12/31/03               + 3.65           + 3.38
Ten Years Ended 12/31/03                +10.13           +10.13

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/03                 +31.34%          +30.34%
Five Years Ended 12/31/03               + 3.64           + 3.64
Inception (10/21/94) through
12/31/03                                +10.72           +10.72

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/03                 +32.70%          +25.73%
Five Years Ended 12/31/03               + 4.71           + 3.59
Ten Years Ended 12/31/03                +11.26           +10.66

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



Aggregate Total Return

                                                        % Return
Class R Shares

Inception (1/03/03) through 12/31/03                     +28.36%



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Statement of Assets and Liabilities                                                    Merrill Lynch Basic Value Fund, Inc.

As of December 31, 2003
Assets

               Investment in Master Basic Value Trust, at value
               (identified cost--$6,262,339,688)                                                            $ 8,630,914,304
               Prepaid registration fees                                                                             40,948
                                                                                                            ---------------
               Total assets                                                                                   8,630,955,252
                                                                                                            ---------------

Liabilities

               Payables:
                  Distributor                                                             $     2,510,008
                  Other affiliates                                                              1,820,000         4,330,008
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               120,710
                                                                                                            ---------------
               Total liabilities                                                                                  4,450,718
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $ 8,626,504,534
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                $     6,721,419
               Class B Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                      5,863,647
               Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                      2,080,476
               Class I Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                     13,774,664
               Class R Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                         13,484
               Paid-in capital in excess of par                                                               6,361,578,416
               Accumulated distributions in excess of investment income--net              $     (101,852)
               Accumulated realized capital losses on investments and foreign currency
               transactions from the Trust--net                                             (132,000,336)
               Unrealized appreciation on investments from the Trust--net                   2,368,574,616
                                                                                          ---------------
               Total accumulated earnings--net                                                                2,236,472,428
                                                                                                            ---------------
               Net Assets                                                                                   $ 8,626,504,534
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $2,047,074,293 and 67,214,189 shares
                        outstanding                                                                         $         30.46
                                                                                                            ===============
               Class B--Based on net assets of $1,755,585,008 and 58,636,468 shares
                        outstanding                                                                         $         29.94
                                                                                                            ===============
               Class C--Based on net assets of $609,648,925 and 20,804,760 shares
                        outstanding                                                                         $         29.30
                                                                                                            ===============
               Class  I--Based on net assets of $4,210,157,681 and 137,746,637 shares
                        outstanding                                                                         $         30.56
                                                                                                            ===============
               Class R--Based on net assets of $4,038,627 and 134,837 shares outstanding                    $         29.95
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Statement of Operations                                                                Merrill Lynch Basic Value Fund, Inc.

For the Six Months Ended December 31, 2003
Investment Income Allocated from the Trust--Net

               Net investment income allocated from the Trust:
                  Dividends (net of $805,844 foreign withholding tax)                                       $    78,968,772
                  Interest                                                                                        1,924,528
                  Securities lending--net                                                                           503,620
                  Expenses                                                                                     (16,829,275)
                                                                                                            ---------------
               Net investment income allocated from the Trust                                                    64,567,645
                                                                                                            ---------------

Expenses

               Account maintenance and distribution fees--Class B                         $     8,321,563
               Account maintenance and distribution fees--Class C                               2,721,466
               Transfer agent fees--Class I                                                     2,654,157
               Account maintenance fees--Class A                                                2,294,755
               Transfer agent fees--Class B                                                     1,353,374
               Transfer agent fees--Class A                                                     1,276,440
               Transfer agent fees--Class C                                                       464,157
               Printing and shareholder reports                                                   160,095
               Professional fees                                                                   85,997
               Registration fees                                                                   71,391
               Directors' fees and expenses                                                        19,676
               Account maintenance and distribution fees--Class R                                   3,243
               Transfer agent fees--Class R                                                           875
               Other                                                                               22,450
                                                                                          ---------------
               Total expenses                                                                                    19,449,639
                                                                                                            ---------------
               Investment income--net                                                                            45,118,006
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

               Realized gain (loss) allocated from the Trust on:
                  Investments--net                                                            125,767,092
                  Foreign currency transactions--net                                             (75,651)       125,691,441
                                                                                          ---------------
               Change in unrealized appreciation on investments and foreign currency
               transactions allocated from the Trust--net                                                     1,269,759,474
                                                                                                            ---------------
               Total realized and unrealized gain allocated from the Trust--net                               1,395,450,915
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $ 1,440,568,921
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Statements of Changes in Net Assets                                                    Merrill Lynch Basic Value Fund, Inc.

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             December 31,         June 30,
Increase (Decrease) in Net Assets:                                                              2003               2003
Operations

               Investment income--net                                                     $    45,118,006   $    78,806,693
               Realized gain (loss) on investments and foreign currency transactions
               allocated from the Trust--net                                                  125,691,441     (192,510,157)
               Change in unrealized appreciation on investments and foreign currency
               transactions allocated from the Trust--net                                   1,269,759,474      (64,952,123)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations              1,440,568,921     (178,655,587)
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

               Investment income--net:
                  Class A                                                                    (22,287,695)      (17,970,278)
                  Class B                                                                     (7,631,036)       (4,440,205)
                  Class C                                                                     (2,964,544)       (1,875,542)
                  Class I                                                                    (54,483,536)      (49,088,458)
                  Class R                                                                        (22,016)                --
               Realized gain on investments allocated from the Trust--net:
                  Class A                                                                              --      (42,802,984)
                  Class B                                                                              --      (50,808,427)
                  Class C                                                                              --      (13,766,398)
                  Class I                                                                              --      (94,987,362)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends and distributions
               to shareholders                                                               (87,388,827)     (275,739,654)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions           (100,352,149)     (460,434,673)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                      1,252,827,945     (914,829,914)
               Beginning of period                                                          7,373,676,589     8,288,506,503
                                                                                          ---------------   ---------------
               End of period*                                                             $ 8,626,504,534   $ 7,373,676,589
                                                                                          ===============   ===============
                  *Undistributed (accumulated distributions in excess of)
                   investment income--net                                                 $     (101,852)   $    42,168,969
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Financial Highlights                                                                 Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios                                               Class A
have been derived from information                     For the Six
provided in the financial statements.                  Months Ended
                                                       December 31,            For the Year Ended June 30,++++++
Increase (Decrease) in Net Asset Value:                    2003           2003          2002       2001+++++       2000
Per Share Operating Performance

               Net asset value, beginning of period    $      25.72  $      27.01  $      33.63  $      36.99  $      43.55
                                                       ------------  ------------  ------------  ------------  ------------
               Investment income--net***                        .17           .29           .27           .46           .56
               Realized and unrealized gain (loss)
               on investments, foreign currency
               transactions and from the Trust--net            4.90         (.63)        (3.52)          2.50        (3.12)
                                                       ------------  ------------  ------------  ------------  ------------
               Total from investment operations                5.07         (.34)        (3.25)          2.96        (2.56)
                                                       ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                  Investment income--net                      (.33)         (.28)         (.32)         (.56)         (.62)
                  Realized gain on investments and
                  from the Trust--net                            --         (.67)        (3.05)        (5.76)        (3.38)
                                                       ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions              (.33)         (.95)        (3.37)        (6.32)        (4.00)
                                                       ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period          $      30.46  $      25.72  $      27.01  $      33.63  $      36.99
                                                       ============  ============  ============  ============  ============

Total Investment Return**

               Based on net asset value per share         19.86%+++        (.94%)      (10.62%)         8.82%       (6.19%)
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

               Expenses++                                     .82%*          .85%          .81%          .81%          .80%
                                                       ============  ============  ============  ============  ============
               Investment income--net                        1.24%*         1.23%          .94%         1.34%         1.43%
                                                       ============  ============  ============  ============  ============

Supplemental Data

               Net assets, end of period
               (in thousands)                          $  2,047,074  $  1,679,935  $  1,737,025  $  1,823,948  $  1,764,541
                                                       ============  ============  ============  ============  ============
               Portfolio turnover                        13.31%++++    31.92%++++    38.15%++++  37.53%++++++++      27.80%
                                                       ============  ============  ============  ============  ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Includes the Fund's share of the Trust's allocated expenses.

++++Portfolio turnover for the Trust.

++++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

+++Aggregate total investment return.

+++++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

++++++++Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                     Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios                                               Class B
have been derived from information                     For the Six
provided in the financial statements.                  Months Ended
                                                       December 31,               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                    2003           2003          2002       2001+++++       2000
Per Share Operating Performance

               Net asset value, beginning of period    $      25.19  $      26.44  $      32.98  $      36.33  $      42.84
                                                       ------------  ------------  ------------  ------------  ------------
               Investment income--net***                        .06           .11           .05           .20           .26
               Realized and unrealized gain (loss)
               on investments, foreign currency
               transactions and from the Trust--net            4.82         (.63)        (3.46)          2.46        (3.08)
                                                       ------------  ------------  ------------  ------------  ------------
               Total from investment operations                4.88         (.52)        (3.41)          2.66        (2.82)
                                                       ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                  Investment income--net                      (.13)         (.06)         (.08)         (.25)         (.31)
                  Realized gain on investments and
                  from the Trust--net                            --         (.67)        (3.05)        (5.76)        (3.38)
                                                       ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions              (.13)         (.73)        (3.13)        (6.01)        (3.69)
                                                       ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period          $      29.94  $      25.19  $      26.44  $      32.98  $      36.33
                                                       ============  ============  ============  ============  ============

Total Investment Return**

               Based on net asset value per share         19.41%+++       (1.72%)      (11.33%)         8.02%       (6.94%)
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

               Expenses++                                    1.60%*         1.63%         1.58%         1.59%         1.57%
                                                       ============  ============  ============  ============  ============
               Investment income--net                         .47%*          .45%          .17%          .58%          .67%
                                                       ============  ============  ============  ============  ============

Supplemental Data

               Net assets, end of period
               (in thousands)                          $  1,755,585  $  1,626,835  $  2,099,660  $  2,838,319  $  3,305,961
                                                       ============  ============  ============  ============  ============
               Portfolio turnover                        13.31%++++    31.92%++++    38.15%++++  37.53%++++++++      27.80%
                                                       ============  ============  ============  ============  ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Includes the Fund's share of the Trust's allocated expenses.

++++Portfolio turnover for the Trust.

+++Aggregate total investment return.

+++++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

++++++++Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                     Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios                                               Class C
have been derived from information                     For the Six
provided in the financial statements.                  Months Ended
                                                       December 31,               For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                    2003           2003          2002       2001+++++       2000
Per Share Operating Performance

               Net asset value, beginning of period    $      24.68  $      25.96  $      32.47  $      35.88  $      42.37
                                                       ------------  ------------  ------------  ------------  ------------
               Investment income--net***                        .06           .10           .05           .18           .25
               Realized and unrealized gain (loss)
               on investments, foreign currency
               transactions and from the Trust--net            4.70         (.62)        (3.39)          2.43        (3.04)
                                                       ------------  ------------  ------------  ------------  ------------
               Total from investment operations                4.76         (.52)        (3.34)          2.61        (2.79)
                                                       ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                  Investment income--net                      (.14)         (.09)         (.12)         (.26)         (.32)
                  Realized gain on investments and
                  from the Trust--net                            --         (.67)        (3.05)        (5.76)        (3.38)
                                                       ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions              (.14)         (.76)        (3.17)        (6.02)        (3.70)
                                                       ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period          $      29.30  $      24.68  $      25.96  $      32.47  $      35.88
                                                       ============  ============  ============  ============  ============

Total Investment Return**

               Based on net asset value per share         19.37%+++       (1.75%)      (11.30%)         8.00%       (6.95%)
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

               Expenses++                                    1.60%*         1.64%         1.59%         1.59%         1.58%
                                                       ============  ============  ============  ============  ============
               Investment income--net                         .46%*          .45%          .16%          .56%          .66%
                                                       ============  ============  ============  ============  ============

Supplemental Data

               Net assets, end of period
               (in thousands)                          $    609,649  $    502,623  $    541,921  $    435,973  $    413,240
                                                       ============  ============  ============  ============  ============
               Portfolio turnover                        13.31%++++    31.92%++++    38.15%++++  37.53%++++++++      27.80%
                                                       ============  ============  ============  ============  ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Includes the Fund's share of the Trust's allocated expenses.

++++Portfolio turnover for the Trust.

+++Aggregate total investment return.

+++++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

++++++++Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)                                                     Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios                                               Class I
have been derived from information                     For the Six
provided in the financial statements.                  Months Ended
                                                       December 31,            For the Year Ended June 30,++++++
Increase (Decrease) in Net Asset Value:                    2003           2003          2002       2001+++++       2000
Per Share Operating Performance

               Net asset value, beginning of period    $      25.83  $      27.14  $      33.77  $      37.12  $      43.70
                                                       ------------  ------------  ------------  ------------  ------------
               Investment income--net***                        .21           .35           .35           .55           .66
               Realized and unrealized gain (loss)
               on investments, foreign currency
               transactions and from the Trust--net            4.92         (.65)        (3.53)          2.51        (3.14)
                                                       ------------  ------------  ------------  ------------  ------------
               Total from investment operations                5.13         (.30)        (3.18)          3.06        (2.48)
                                                       ------------  ------------  ------------  ------------  ------------
               Less dividends and distributions:
                  Investment income--net                      (.40)         (.34)         (.40)         (.65)         (.72)
                  Realized gain on investments and
                  from the Trust--net                            --         (.67)        (3.05)        (5.76)        (3.38)
                                                       ------------  ------------  ------------  ------------  ------------
               Total dividends and distributions              (.40)        (1.01)        (3.45)        (6.41)        (4.10)
                                                       ------------  ------------  ------------  ------------  ------------
               Net asset value, end of period          $      30.56  $      25.83  $      27.14  $      33.77  $      37.12
                                                       ============  ============  ============  ============  ============

Total Investment Return**

               Based on net asset value per share         20.01%+++        (.74%)      (10.38%)         9.11%       (5.98%)
                                                       ============  ============  ============  ============  ============

Ratios to Average Net Assets

               Expenses++                                     .57%*          .60%          .56%          .56%          .56%
                                                       ============  ============  ============  ============  ============
               Investment income--net                        1.49%*         1.48%         1.19%         1.60%         1.68%
                                                       ============  ============  ============  ============  ============

Supplemental Data

               Net assets, end of period
               (in thousands)                          $  4,210,158  $  3,564,283  $  3,909,901  $  4,302,609  $  4,426,635
                                                       ============  ============  ============  ============  ============
               Portfolio turnover                        13.31%++++    31.92%++++    38.15%++++  37.53%++++++++      27.80%
                                                       ============  ============  ============  ============  ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Includes the Fund's share of the Trust's allocated expenses.

++++Portfolio turnover for the Trust.

++++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

+++Aggregate total investment return.

+++++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

++++++++Portfolio turnover for the Trust for the period October 13, 2000 (commencement of operations of the Trust) to June 30, 2001.

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Financial Highlights (concluded)                                                       Merrill Lynch Basic Value Fund, Inc.
                                                                                                       Class R

                                                                                           For the Six      For the Period
The following per share data and ratios have been derived                                  Months Ended   January 3, 2003++
from information provided in the financial statements.                                     December 31,      to June 30,
Increase (Decrease) in Net Asset Value:                                                        2003              2003
Per Share Operating Performance

               Net asset value, beginning of period                                        $      25.36        $      23.65
                                                                                           ------------        ------------
               Investment income--net**                                                             .13                 .21
               Realized and unrealized gain on investments, foreign currency
               transactions and from the Trust--net                                                4.83                1.50
                                                                                           ------------        ------------
               Total from investment operations                                                    4.96                1.71
                                                                                           ------------        ------------
               Less dividends from investment income--net                                         (.37)                  --
                                                                                           ------------        ------------
               Net asset value, end of period                                              $      29.95        $      25.36
                                                                                           ============        ============

Total Investment Return++++

               Based on net asset value per share                                             19.70%+++            7.23%+++
                                                                                           ============        ============

Ratios to Average Net Assets

               Expenses+++++                                                                     1.07%*              1.10%*
                                                                                           ============        ============
               Investment income--net                                                              96%*              1.09%*
                                                                                           ============        ============

Supplemental Data

               Net assets, end of period (in thousands)                                    $      4,039        $          1
                                                                                           ============        ============
               Portfolio turnover of the Trust                                                   13.31%              31.92%
                                                                                           ============        ============

*Annualized.

**Based on average shares outstanding.

++Commencement of operations.

++++Total investment returns exclude the effects of sales charges.

+++Aggregate total investment return.

+++++Includes the Fund's share of the Trust's allocated expenses.

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements
Merrill Lynch Basic Value Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at December 31, 2003 was 99.9%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .75%
Class C                              .25%               .75%
Class R                              .25%               .25%



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)
Merrill Lynch Basic Value Fund, Inc.


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended December 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                     FAMD             MLPF&S

Class A                          $ 22,644           $284,936
Class I                          $  3,971           $ 43,637


For the six months ended December 31, 2003, MLPF&S received contingent deferred sales charges of $531,754 and $23,115 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $100,352,149 and $460,434,673 for the six months ended December 31, 2003 and for the year ended June 30, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                            3,444,988    $    95,208,280
Automatic conversion of shares         3,739,881        102,481,947
Shares issued to shareholders
   in reinvestment of dividends          716,424         19,827,623
                                 ---------------    ---------------
Total issued                           7,901,293        217,517,850
Shares redeemed                      (6,015,513)      (166,080,874)
                                 ---------------    ---------------
Net increase                           1,885,780    $    51,436,976
                                 ===============    ===============



Class A Shares for the Year                                  Dollar
Ended June 30, 2003++                     Shares             Amount

Shares sold                            7,460,673    $   175,120,901
Automatic conversion of shares         7,541,843        177,846,033
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                   2,311,118         54,486,981
                                 ---------------    ---------------
Total issued                          17,313,634        407,453,915
Shares redeemed                     (16,289,262)      (379,049,622)
                                 ---------------    ---------------
Net increase                           1,024,372    $    28,404,293
                                 ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                            3,774,408    $   101,578,009
Shares issued to shareholders
   in reinvestment of dividends          249,280          6,755,313
                                 ---------------    ---------------
Total issued                           4,023,688        108,333,322
Automatic conversion of shares       (3,815,258)      (102,481,947)
Shares redeemed                      (6,154,766)      (166,410,909)
                                 ---------------    ---------------
Net decrease                         (5,946,336)    $ (160,559,534)
                                 ===============    ===============



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (concluded)
Merrill Lynch Basic Value Fund, Inc.



Class B Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                           10,355,395    $   238,133,665
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                   2,125,767         49,165,466
                                 ---------------    ---------------
Total issued                          12,481,162        287,299,131
Automatic conversion of shares       (7,690,243)      (177,846,033)
Shares redeemed                     (19,609,170)      (447,289,074)
                                 ---------------    ---------------
Net decrease                        (14,818,251)    $ (337,835,976)
                                 ===============    ===============



Class C Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                            2,016,754    $    53,473,381
Shares issued to shareholders
   in reinvestment of dividends           98,510          2,618,134
                                 ---------------    ---------------
Total issued                           2,115,264         56,091,515
Shares redeemed                      (1,680,014)       (44,366,582)
                                 ---------------    ---------------
Net increase                             435,250    $    11,724,933
                                 ===============    ===============



Class C Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            3,933,831    $    88,911,514
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     621,702         14,094,151
                                 ---------------    ---------------
Total issued                           4,555,533        103,005,665
Shares redeemed                      (5,064,523)      (113,017,198)
                                 ---------------    ---------------
Net decrease                           (508,990)    $  (10,011,533)
                                 ===============    ===============



Class I Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                            9,295,644    $   257,374,749
Shares issued to shareholders
   in reinvestment of dividends        1,741,317         48,371,528
                                 ---------------    ---------------
Total issued                          11,036,961        305,746,277
Shares redeemed                     (11,274,526)      (312,431,528)
                                 ---------------    ---------------
Net decrease                           (237,565)    $   (6,685,251)
                                 ===============    ===============



Class I Shares for the Year                                  Dollar
Ended June 30, 2003++                     Shares             Amount

Shares sold                           22,562,520    $   529,217,648
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                   5,439,951        128,721,636
                                 ---------------    ---------------
Total issued                          28,002,471        657,939,284
Shares redeemed                     (34,105,397)      (798,931,624)
                                 ---------------    ---------------
Net decrease                         (6,102,926)    $ (140,992,340)
                                 ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class R Shares for the
Six Months Ended                                             Dollar
December 31, 2003                         Shares             Amount

Shares sold                              139,452    $     3,866,753
Shares issued to shareholders
   in reinvestment of dividends              785             22,017
                                 ---------------    ---------------
Total issued                             140,237          3,888,770
Shares redeemed                          (5,435)          (158,043)
                                 ---------------    ---------------
Net increase                             134,802    $     3,730,727
                                 ===============    ===============



Class R Shares for the
Period January 3, 2003++                                     Dollar
to June 30, 2003                          Shares             Amount

Shares sold                                   35    $           883
                                 ---------------    ---------------
Net increase                                  35    $           883
                                 ===============    ===============

++Commencement of operations.


4. Capital Loss Carryforward:
On June 30, 2003, the Fund had a net capital loss carryforward of $121,900,876, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Schedule of Investments                                                                            Master Basic Value Trust
                                                                                                    Value        Percent of
         Industry+++              Shares Held   Common Stocks                                 (in U.S. dollars)  Net Assets
Above-Average Yield

         Metals & Mining            4,131,400   Alcoa Inc.                                        $   156,993,200      1.8%
         Metals & Mining            8,103,000   BHP Billiton Limited                                   74,422,457      0.9
         Pharmaceuticals            3,397,900   Bristol-Myers Squibb Company                           97,179,940      1.1
         Oil & Gas                    961,000   ChevronTexaco Corporation                              83,020,790      1.0
         Food Products              4,168,900   ConAgra, Inc.                                         110,017,271      1.3
         Chemicals                  3,421,600   E.I. du Pont de Nemours and Company                   157,017,224      1.8
         Oil & Gas                  8,716,000   Exxon Mobil Corporation                               357,356,000      4.1
         Personal Products          3,096,500   The Gillette Company                                  113,734,445      1.3
         Aerospace & Defense        4,033,700   Honeywell International Inc.                          134,846,591      1.6
         Oil & Gas                  2,315,600   Kerr-McGee Corporation                                107,652,244      1.3
         Capital Markets            2,353,600   Mellon Financial Corporation                           75,574,096      0.9
         Oil & Gas                  4,689,500   Royal Dutch Petroleum Company
                                                (NY Registered Shares)                                245,682,905      2.8
         Diversified
         Telecommunication
         Services                   5,029,700   SBC Communications Inc.                               131,124,279      1.5
         Food Products              3,924,000   Sara Lee Corporation                                   85,190,040      1.0
         Diversified                2,957,100   Verizon Communications                                103,735,068      1.2
         Telecommunication
         Services
         Commercial Banks           2,247,300   Wachovia Corporation                                  104,701,707      1.2
                                                                                                 ----------------    ------
                                                                                                    2,138,248,257     24.8

Below-Average Price Earnings/Ratio

         Insurance                  2,166,700   ACE Limited                                            89,744,714      1.0
         Insurance                  2,238,700   The Allstate Corporation                               96,308,874      1.1
         Insurance                  2,492,700   American International Group, Inc.                    165,216,156      1.9
         Commercial Banks           4,800,600   Bank One Corporation                                  218,859,354      2.5
         Commercial Banks           1,460,100   Bank of America Corporation                           117,435,843      1.4
         Health Care Equipment
         & Supplies                 2,110,800   Baxter International Inc.                              64,421,616      0.8
         Machinery                    706,800   Caterpillar Inc.                                       58,678,536      0.7
         Diversified Financial
         Services                   6,018,500   Citigroup Inc.                                        292,137,990      3.4
         Beverages                  2,943,900   Coca-Cola Enterprises Inc.                             64,383,093      0.7
         Auto Components            4,660,626   Delphi Automotive Systems Corporation                  47,584,992      0.6
         Automobiles                4,062,700   Ford Motor Company                                     65,003,200      0.8
         Computers & Peripherals    4,984,100   Hewlett-Packard Company                               114,484,777      1.3
         Household Durables         2,780,700   Koninklijke (Royal) Philips Electronics NV             80,890,563      0.9
                                                (NY Registered Shares)
         Food Products              2,078,400   Kraft Foods Inc. (Class A)                             66,966,048      0.8
         Hotels, Restaurants &
         Leisure                    4,418,100   McDonald's Corporation                                109,701,423      1.3
         Pharmaceuticals            1,626,000   Merck & Co., Inc.                                      75,121,200      0.9
         Capital Markets            2,156,900   Morgan Stanley                                        124,819,803      1.4
         Semiconductors &
         Semiconductor Equipment      473,500 ++National Semiconductor Corporation                     18,660,635      0.2
         Pharmaceuticals            5,955,100   Schering-Plough Corporation                           103,559,189      1.2
         Electrical Equipment       3,600,000   Thomas & Betts Corporation (a)                         82,404,000      1.0
         Energy Equipment &
         Services                   4,333,800 ++Transocean Inc.                                       104,054,538      1.2
         Insurance                  6,810,600   Travelers Property Casualty Corp. (Class A)           114,281,868      1.3
         Food Products              2,023,900   Unilever NV (NY Registered Shares)                    131,351,110      1.5
         IT Services               10,080,100 ++Unisys Corporation                                    149,689,485      1.7
         Oil & Gas                  5,640,000   Unocal Corporation                                    207,721,200      2.4
                                                                                                 ----------------    ------
                                                                                                    2,763,480,207     32.0


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)                                                                Master Basic Value Trust
                                                                                                    Value        Percent of
         Industry+++              Shares Held   Common Stocks                                 (in U.S. dollars)  Net Assets
Low Price-to-Book Value

         Communications Equipment  10,329,600 ++3Com Corporation                                 $     84,392,832      1.0%
         Semiconductors &
         Semiconductor Equipment    5,993,400 ++Advanced Micro Devices, Inc.                           89,301,660      1.0
         Electronic Equipment
         & Instruments              3,008,900 ++Agilent Technologies, Inc.                             87,980,236      1.0
         Oil & Gas                  1,866,600   Anadarko Petroleum Corporation                         95,215,266      1.1
         Aerospace & Defense        2,044,100   The Boeing Company                                     86,138,374      1.0
         Media                      1,342,200 ++Comcast Corporation (Special Class A)                  41,984,016      0.5
         Automobiles                1,843,000   DaimlerChrysler AG                                     85,183,460      1.0
         Machinery                  2,612,600   Deere & Company                                       169,949,630      2.0
         Energy Equipment &
         Services                   5,600,000   Diamond Offshore Drilling, Inc.                       114,856,000      1.3
         Energy Equipment &
         Services                   4,679,300   GlobalSantaFe Corporation                             116,187,019      1.3
         Energy Equipment &
         Services                   3,283,500   Halliburton Company                                    85,371,000      1.0
         Insurance                  2,301,800   The Hartford Financial Services Group, Inc.           135,875,254      1.6
         Paper & Forest Products    3,100,000   International Paper Company                           133,641,000      1.5
         Household Products         2,418,600   Kimberly-Clark Corporation                            142,915,074      1.7
         Semiconductors &
         Semiconductor Equipment   11,248,100 ++LSI Logic Corporation                                  99,770,647      1.2
         Media                     10,278,800 ++Liberty Media Corporation (Class A)                   122,214,932      1.4
         Communications Equipment  15,777,800 ++Lucent Technologies Inc.                               44,808,952      0.5
         Metals & Mining            3,834,300   Massey Energy Company (a)                              79,753,440      0.9
         Semiconductors &
         Semiconductor Equipment    4,261,700 ++Micron Technology, Inc.                                57,405,099      0.7
         Communications Equipment   8,775,500   Motorola, Inc.                                        123,471,285      1.4
         Metals & Mining              728,600 ++Phelps Dodge Corporation                               55,439,174      0.6
         Aerospace & Defense        5,440,700   Raytheon Company                                      163,438,628      1.9
         Electronic Equipment
         & Instruments              1,537,900   Tektronix, Inc.                                        48,597,640      0.6
         Media                      9,819,700 ++Time Warner Inc.                                      176,656,403      2.0
         Specialty Retail           2,571,500 ++Toys 'R' Us, Inc.                                      32,503,760      0.4
         Media                      2,983,300   Viacom, Inc. (Class B)                                132,398,854      1.5
         Media                      4,424,200   The Walt Disney Company                               103,216,586      1.2
         Commercial Banks           6,000,000   Wells Fargo & Company                                 353,340,000      4.1
                                                                                                 ----------------    ------
                                                                                                    3,062,006,221     35.4

Special Situations

         Software                   2,544,700   Computer Associates International, Inc.                69,572,098      0.8
         Computers & Peripherals    1,267,300   International Business Machines Corporation           117,453,364      1.3
         Computers & Peripherals   16,534,600 ++Sun Microsystems, Inc.                                 74,240,354      0.9
                                                                                                 ----------------    ------
                                                                                                      261,265,816      3.0


                                                Total Common Stocks
                                                (Cost--$5,827,903,681)                              8,225,000,501     95.2



                         Beneficial Interest/
                                  Shares Held   Short-Term Securities
Short-Term Securities

                                 $436,676,792   Merrill Lynch Liquidity Series, LLC Cash Sweep        436,676,792      5.0
                                                Series I (b)
                                 $793,587,037   Merrill Lynch Liquidity Series, LLC Money Market      793,587,037      9.2
                                                Series (b)(c)
                                  264,529,013   Merrill Lynch Premier Institutional Fund (b)(c)       264,529,013      3.1

                                                Total Short-Term Securities
                                                (Cost--$1,494,792,842)                              1,494,792,842     17.3


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Schedule of Investments (concluded)                                                                Master Basic Value Trust
                                    Number of                                                       Value        Percent of
                                    Contracts   Issue                                         (in U.S. dollars)  Net Assets
Options Purchased

         Put Options Purchased         13,000   American International Group, Inc., expiring
                                                February 2004 at USD 60, Broker Morgan Stanley   $        520,000      0.0%
                                       15,000   Citigroup Inc., expiring January 2004 at
                                                USD 45, Broker UBS Warburg                                150,000      0.0
                                        5,000   International Business Machines Corporation,
                                                expiring January 2004 at USD 90, Broker
                                                UBS Warburg                                               350,000      0.0
                                       20,000   Wells Fargo & Company, expiring January 2004
                                                at USD 55, Broker UBS Warburg                             300,000      0.0

                                                Total Options Purchased
                                                (Premiums Paid--$16,675,850)                            1,320,000      0.0

                                                Total Investments (Cost--$7,339,372,373)


Options Written

         Call Options Written          13,000   American International Group, Inc., expiring          (8,710,000)     (0.1)
                                                February 2004 at USD 60, Broker Morgan Stanley
                                        5,000   International Business Machines Corporation,            (350,000)      0.0
                                                expiring January 2004 at USD 95, Broker UBS
                                                Warburg
                                        6,000   International Paper Company, expiring January         (1,920,000)      0.0
                                                2004 at USD 40, Broker Morgan Stanley
                                       19,500   Wells Fargo & Company, expiring January 2004          (7,605,000)     (0.1)
                                                at USD 55, Broker UBS Warburg

                                                Total Options Written
                                                (Premiums Received--$8,789,043)                      (18,585,000)     (0.2)

         Total Investments, Net of Options Written (Cost--$7,330,583,330)                           9,702,528,343    112.3
         Liabilities in Excess of Other Assets                                                    (1,059,694,942)    (12.3)
                                                                                                 ----------------    ------
         Net Assets                                                                              $  8,642,833,401    100.0%
                                                                                                 ================    ======

++Non-income producing security.

+++For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a)Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
Act of 1940) are as follows:


                          Net Share   Purchase   Sales    Realized   Dividend
Affiliate                  Activity     Cost      Cost      Gain      Income

Massey Energy Company    (1,990,100)     --   29,053,507  $4,748,744  $441,776
Thomas & Betts Corporation       --      --          --          --   $ 18,000


(b)Investments in companies considered to be an affiliate of the
Trust (such companies are defined as "Affiliated Companies" in
Section 2(a)(3) of the Investment Company Act of 1940) are as
follows:
                                                                   Interest/
                                                       Net          Dividend
Affiliate                                            Activity        Income

Merrill Lynch Liquidity Series, LLC Cash
Sweep Series I                                     $ 374,788,899    $1,933,424
Merrill Lynch Liquidity Series, LLC Money
Market Series                                      $ 126,272,517    $  338,918
Merrill Lynch Premier Institutional Fund            (180,347,332)   $  165,407


(c)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Statement of Assets and Liabilities                                                                Master Basic Value Trust

As of December 31, 2003
Assets

               Investments, at value (including securities loaned of $1,025,149,771)
               (identified cost--$7,322,696,523)                                                            $ 9,719,793,343
               Options purchased, at value (premiums paid--$16,675,850)                                           1,320,000
               Cash                                                                                                 107,726
               Receivables:
                  Dividends                                                               $    14,311,139
                  Contributions                                                                 8,840,825
                  Securities sold                                                               8,063,129
                  Interest                                                                        463,134
                  Securities lending--net                                                          94,024        31,772,251
                                                                                          ---------------
               Prepaid expenses and other assets                                                                     50,936
                                                                                                            ---------------
               Total assets                                                                                   9,753,044,256
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                      1,058,116,050
               Options written, at value (premiums received--$8,789,043)                                         18,585,000
               Payables:
                  Withdrawals                                                                  32,921,910
                  Investment adviser                                                              473,489
                  Other affiliates                                                                 84,318        33,479,717
                                                                                          ---------------
               Accrued expenses                                                                                      30,088
                                                                                                            ---------------
               Total liabilities                                                                              1,110,210,855
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $ 8,642,833,401
                                                                                                            ===============

Net Assets Consist of

               Investors' capital                                                                           $ 6,270,888,388
               Unrealized appreciation on investments and foreign currency transactions--net                  2,371,945,013
                                                                                                            ---------------
               Net Assets                                                                                   $ 8,642,833,401
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Statement of Operations                                                                            Master Basic Value Trust

For the Six Months Ended December 31, 2003
Investment Income

               Dividends (net of $806,990 foreign withholding tax)                                          $    79,079,988
               Interest                                                                                           1,927,223
               Securities lending--net                                                                              504,325
                                                                                                            ---------------
               Total income                                                                                      81,511,536
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $    15,901,142
               Accounting services                                                                549,758
               Custodian fees                                                                     156,394
               Professional fees                                                                   87,479
               Pricing fees                                                                        56,762
               Trustees' fees and expenses                                                         27,401
               Printing and shareholder reports                                                     4,948
               Other                                                                               69,083
                                                                                          ---------------
               Total expenses                                                                                    16,852,967
                                                                                                            ---------------
               Investment income--net                                                                            64,658,569
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

               Realized gain (loss) from:
                  Investments--net                                                            125,942,039
                  Foreign currency transactions--net                                             (75,759)       125,866,280
               Change in unrealized appreciation/depreciation on:
                  Investments--net                                                          1,271,519,526
                  Foreign currency transactions--net                                               16,708     1,271,536,234
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign currency
               transactions--net                                                                              1,397,402,514
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $ 1,462,061,083
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Statements of Changes in Net Assets                                                                Master Basic Value Trust
                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            December 31,         June 30,
Increase (Decrease) in Net Assets:                                                              2003               2003
Operations

               Investment income--net                                                     $    64,658,569   $   117,205,529
               Realized gain (loss) on investments and foreign currency
               transactions--net                                                              125,866,280     (194,293,023)
               Change in unrealized appreciation (depreciation) on investments
               and foreign currency transactions--net                                       1,271,536,234      (63,780,449)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations              1,462,061,083     (140,867,943)
                                                                                          ---------------   ---------------

Capital Transactions

               Proceeds from contributions                                                    511,645,927     1,032,235,075
               Fair value of withdrawals                                                    (719,368,632)   (1,810,048,195)
                                                                                          ---------------   ---------------
               Net decrease in net assets derived from capital transactions                 (207,722,705)     (777,813,120)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                      1,254,338,378     (918,681,063)
               Beginning of period                                                          7,388,495,023     8,307,176,086
                                                                                          ---------------   ---------------
               End of period                                                              $ 8,642,833,401   $ 7,388,495,023
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003


Financial Highlights                                                                               Master Basic Value Trust
                                                                       For the                               For the Period
                                                                      Six Months                              October 13,
                                                                        Ended         For the Year Ended       2000++ to
The following ratios have been derived from                          December 31,          June 30,             June 30,
information provided in the financial statements.                        2003          2003         2002          2001
Total Investment Return**

               Total investment return                                 20.09%+++       (.09%)        (9.93%)             --
                                                                     ===========  ===========    ===========    ===========

Ratios to Average Net Assets

               Expenses                                                    .43%*         .43%           .42%          .42%*
                                                                     ===========  ===========    ===========    ===========
               Investment income--net                                     1.64%*        1.66%          1.33%         1.57%*
                                                                     ===========  ===========    ===========    ===========

Supplemental Data

               Net assets, end of period (in thousands)              $ 8,642,833  $ 7,388,495    $ 8,307,176    $ 9,409,683
                                                                     ===========  ===========    ===========    ===========
               Portfolio turnover                                         13.31%       31.92%         38.15%         37.53%
                                                                     ===========  ===========    ===========    ===========

*Annualized.

**Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements
Master Basic Value Trust


1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)
Master Basic Value Trust


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (concluded)
Master Basic Value Trust


The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of December 31, 2003, the Trust lent securities with a value of $164,612,911 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended December 31, 2003, MLIM, LLC received $214,941 in securities lending agent fees.

In addition, MLPF&S received $524,639 in commissions on the execution of portfolio security transactions for the Trust for the six months ended December 31, 2003.

For the six months ended December 31, 2003, the Trust reimbursed FAM $79,413 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2003 were $993,669,271 and $1,591,251,244, respectively.

Net realized gains (losses) for the six months ended December 31, 2003 and net unrealized gains (losses) as of December 31, 2003 were as follows:


                                        Realized         Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments            $   141,874,993    $ 2,397,096,820
Options purchased                   (27,780,696)       (15,355,850)
Options written                       11,847,742        (9,795,957)
Foreign currency transactions           (75,759)                 --
                                 ---------------    ---------------
Total                            $   125,866,280    $ 2,371,945,013
                                 ===============    ===============


As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $2,294,490,369, of which $2,620,479,400 related to appreciated securities and $325,989,031 related to depreciated securities. At December 31, 2003, the aggregate cost of investments, net of options written, for Federal income tax purposes was $7,408,037,974.

Transactions in call options written for the six months ended
December 31, 2003 were as follows:

                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options written,
   beginning of year                      60,000    $    10,746,601
Options written                           85,000         18,852,174
Options closed                          (90,500)       (18,102,860)
Options expired                         (11,000)        (2,706,872)
                                   -------------    ---------------
Outstanding call options written,
   end of period                          43,500    $     8,789,043
                                   =============    ===============


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of ..09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the six months ended December 31, 2003.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003



Portfolio Information
Master Basic Value Trust


As of December 31, 2003

                                        Percent of
Ten Largest Stock Holdings              Net Assets

Exxon Mobil Corporation                     4.1%
Wells Fargo & Company                       4.1
Citigroup Inc.                              3.4
Royal Dutch Petroleum Company
(NY Registered Shares)                      2.8
Bank One Corporation                        2.5
Unocal Corporation                          2.4
Deere & Company                             2.0
Time Warner Inc.                            2.0
American International Group, Inc.          1.9
Raytheon Company                            1.9



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003



Officers and Directors/Trustees


Terry K. Glenn, President and Director/Trustee
Donald W. Burton, Director/Trustee
M. Colyer Crum, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Robert J. Martorelli, Vice President and
   Co-Portfolio Manager
Kevin M. Rendino, Vice President and
   Co-Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH BASIC VALUE FUND, INC., DECEMBER 31, 2003



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Merrill Lynch Basic Value Fund, Inc. and Master Basic
Value Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Merrill Lynch Basic Value Fund, Inc. and
       Master Basic Value Trust


Date: February 23, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Merrill Lynch Basic Value Fund, Inc. and
       Master Basic Value Trust


Date: February 23, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Merrill Lynch Basic Value Fund, Inc. and
       Master Basic Value Trust


Date: February 23, 2004